                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  June 19, 1997





                        ARCADIA RECEIVABLES FINANCE CORP.
                               as originator of
                  ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1997-B
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                333-18021           41-(applied for)
  ----------------------------------------------------------------------------
   (State or other jurisdiction     (Commission            (IRS employer
          of incorporation)          file number)         identification No.)



  7825 Washington Avenue South, Suite 410, Minneapolis, Minnesota 55439-2435
  ----------------------------------------------------------------------------
                     (Address of principal executive offices)


  Registrant's telephone number, including area code:  (612)942-9880
                                                       -------------

                   Olympic Receivables Financial Corporation
  ----------------------------------------------------------------------------
       (Former name or former address, if changed since last report)


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Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not applicable.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

           Not applicable.

Item 5.    OTHER EVENTS.

           Not applicable.

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not applicable.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.  Description
               -----------  -----------
                   4.1 Trust Agreement, dated as of June 1, 1997, among Arcadia Receivables Finance Corp., Financial Security Assurance Inc. and Mellon Bank (DE), National Association, as Owner Trustee (without exhibits)

                   4.2 Indenture, dated as of June 1, 1997, between Arcadia Automobile Receivables Trust, 1997-B and The Chase Manhattan Bank, as Trustee and Indenture Collateral Agent (without exhibits)

                   4.3 Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B, as Issuer, Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and The Chase Manhattan Bank, as
                            Backup Servicer (without exhibits)

                   4.4      Receivables Purchase Agreement and
                            Assignment, dated as of June 1, 1997, by and between Arcadia Receivables Finance Corp., as Purchaser, and Arcadia Financial Ltd., as Seller (without exhibits)

                   4.5 Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. with respect to the Automobile Receivables-Backed Notes

                   8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters

                   23.1 Consent of Dorsey & Whitney LLP (included as part of Exhibit 8.1)

                   23.2     Consent of Coopers & Lybrand L.L.P.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 19, 1997           ARCADIA RECEIVABLES FINANCE CORP.,
                                as originator of Arcadia Automobile
                                Receivables Trust, 1997-B



                                By: /s/ Brian S. Anderson
                                    ---------------------
                                     Brian S. Anderson
                                     Senior Vice President

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                                 INDEX TO EXHIBITS



Exhibit Number                                                            Page
--------------                                                            ----

   4.1         Trust Agreement, dated as of June 1, 1997, among
               Arcadia Receivables Finance Corp., Financial Security Assurance Inc. and Mellon Bank (DE), National
               Association, as Owner Trustee (without exhibits)

   4.2 Indenture, dated as of June 1, 1997, between Arcadia Automobile Receivables Trust, 1997-B and
               The Chase Manhattan Bank, as Trustee and
               Indenture Collateral Agent (without exhibits)

   4.3 Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B, as Issuer, Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and The Chase Manhattan Bank, as Backup Servicer (without exhibits)

   4.4         Receivables Purchase Agreement and
               Assignment, dated as of June 1, 1997, by and between Arcadia Receivables Finance Corp., as
               Purchaser, and Arcadia Financial Ltd., as Seller
               (without exhibits)

   4.5         Financial Guaranty Insurance Policy issued by
               Financial Security Assurance Inc. with respect to the Automobile Receivables-Backed Notes

   8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters

   23.1        Consent of Dorsey & Whitney LLP (included as part of
               Exhibit 8.1)

   23.2        Consent of Coopers & Lybrand L.L.P.

                  SECURITIES AND EXCHANGE COMMISSION

                       Washington D.C.  20549









                             EXHIBITS

                                To

                             FORM 8-K








                  ARCADIA RECEIVABLES FINANCE CORP.
                        as originator of
            ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1997-B